ACCURIDE™

Industry-Leading Commercial Vehicle Products
Second Quarter 2013
Earnings Call

accuridecorp.com

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢ Opening Comments	Rick Dauch
• CEO Update	*President & CEO*
• Industry Conditions	
• "Fix & Grow" Status	
➢ Financial Information	Greg Risch
• Second Quarter Results	*Vice President & CFO*
• 2013 Outlook	
➢ Summary	Rick Dauch
➢ Q&A	Rick Dauch Greg Risch

CEO Update

2nd Quarter Highlights

Achievements

- **2Q13 Performance:**
  - Sales: $211.3 million, Operating Income: $5.7 million
  - Significantly improved quality/warranty, delivery and lead-times
- **Improved Liquidity:**
  - ABL renewed with favorable terms
  - Continued strong working capital management (8.2% of Revenue)
  - Cash: $32.9 million, Liquidity: $74.1 million
- **Gunite Business Stabilizing & Improving:**
  - Positive operating income for four months in a row
  - Strong 2Q seasonal demand , aftermarket price increases holding.....for now
  - Ahead of schedule in executing plans to reduce direct/indirect materials, distribution; focusing on OH costs

Challenges

- **Operating at or near breakeven levels:**
  - Weak industry volumes (NA Truck, global construction) impacting all business units
  - Abnormal operating costs: Hub consolidation/launch issues and ADC transition/relocation
- **AM Brake Drum pricing pressure**

Industry Conditions

Industry Fundamentals



ISM Manufacturing Index



ISM Manufacturing Index
70
65
60
55
50
45
40
35
30
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13

Housing Starts



Millions of Starts
Average Annual Housing Starts: 1990-1999
2.5
2.0
1.5
1.0
0.5
0.0
2006
2007
2008
2009
2010
2011
2012
2013

Automotive SAAR



Millions of Vehicles
Average Annual Auto & Light Truck Sales
Sales Rate: 1999-2005
20
18
16
14
12
10
8
6
4
2
0
2006
2007
2008
2009
2010
2011
2012
2013

Fleet Utilization



Utilization Rate, Total Fleet (% In Use)
History
Forecast
100%
95%
90%
85%
80%
75%
70%
65%
2008
2009
2010
2011
2012
2013
2014

Fleet Age



Diesel Prices



Y/Y % Change-Area
$/Gal-Line
80
60
40
20
0
-20
-40
-60
-80
5.000
4.500
4.000
3.500
3.000
2.500
2.000
1.500
1.000
Y/Y % Change
$/Gal
2005
2006
2007
2008
2009
2010
2011
2012
2013

All key indicators are pointing in the right direction!

Class 8 Build Projections



Bar Base
Delta
2012 ACT
80,000
75,000
70,000
65,000
60,000
55,000
50,000
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
2012 Full Year
FTR 273,036
ACT 278,720
2013 Full Year
FTR 247,801
ACT 262,309
305,000
300,000
295,000
290,000
285,000
280,000
275,000
270,000
265,000
2014

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
FTR	73,306	77,720	63,895	58,115	52,784	65,917	60,500	68,600
ACT	77,701	78,268	64,901	57,850	55,014	67,417	68,089	71,789

2014
277,000
300,862

1Q13 was the trough of the cycle – moving in right direction!

Class 8 Backlog



NACL8 Net Orders
NACL8 Production
Backlog / Build
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
NACL8 Units
14
12
10
8
6
4
2
BL / BU Ratio
270,308
260,964
4.0
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Declining Backlog-to-Build ratio putting pressure on build rates

Medium-Duty Backlog


NACL5-7 Net Orders
NACL5-7 Production
NACL5-7 Units
250,000
200,000
150,000
100,000
50,000
0
214,544
197,700
2.1
10
9
8
7
6
5
4
3
2
BL / BU Ratio
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Backlog-to-Build ratio improving as this market continues its slow recovery

Sources: ACT, FTR

Trailer Backlog


U.S. Trailer Net Orders
U.S. Trailer Production
US Trailer Units
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
BL / BU Ratio
14
12
10
8
6
4
2
254,476
208,636
3.7
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Trailer builds may moderate in 2H13 to align with current industry demand

Sources: ACT, FTR

“Fix & Grow”

Critical "Fix & Grow" Progress


1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Aluminum Expansion
Complete
Gunite Machining
Complete
Consolidate Gunite Plants
Complete
Imperial Consolidation
Complete
Brillion Improvements
Significant Progress – More Opportunity
ERP Migration
2014---->

Our capital intensive restructuring of operations are substantially complete!

Facility Report Card (Delivery, Quality, Profitability)



Group	Location	Business function	Owned/ Leased	2011	1Q13
ACCURIDE WHEELS	London, Ontario	Light Truck Steel Wheels	Owned	Red	Green
ACCURIDE WHEELS	Henderson, KY	Heavy- and Medium-duty Steel Wheels and R&D	Owned	Green	Green
ACCURIDE WHEELS	Monterrey, Mexico	Heavy- and Medium-duty Steel and Aluminum Wheels	Owned	Yellow	Green
ACCURIDE WHEELS	Camden, SC	Forging and Machining-Aluminum Wheels	Owned		Yellow
ACCURIDE WHEELS	Erie, PA	Forging and Machining-Aluminum Wheels	Leased	Yellow	Green
ACCURIDE WHEELS	Springfield, OH	Assembly Line and Sequencing	Owned	Green	Green
	Whitestown, IN	Distribution Warehouse	Leased	Yellow	Yellow
GUNITE	Rockford, IL	Wheel-end Foundry and Machining	Owned	Red	Yellow
GUNITE	Brillion, WI	Hub and Rotor Machining	Owned	Red	Closed
GUNITE	Elkhart, IN	Machining and Assembling-Hub, Drums and Rotors	Owned	Red	Closed
BRILLION	Brillion, WI	Molding and Finishing	Owned	Red	Yellow
IMPERIAL GROUP	Portland, TN	Metal Fabricating, Stamping and Assembly	Leased	Red	Closed
IMPERIAL GROUP	Portland, TN	Plating and Polishing	Owned	Red	Yellow
IMPERIAL GROUP	Decatur, TX	Metal Fabricating, Stamping, Assembly, Machining and Polishing	Owned	Yellow/Red	Yellow
IMPERIAL GROUP	Denton, TX	Assembly Line and Sequencing	Leased	Yellow	Green
IMPERIAL GROUP	Dublin, VA	Tube Bending, Assembly and Line Sequencing	Owned	Green	Green
IMPERIAL GROUP	Chehalis, WA	Metal Fabricating, Stamping, Assembly	Owned	Green	Green

Gunite Improvements

Operational improvements driving improved margins

Days Inventory On Hand	Scrap	Quality PPM
2 day improvement year-over-year	*Down 3 pts year-over-year*	*Down 29% year-over-year*



Consecutive month-over-month margin improvement
Adjusted EBITDA Margin %
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
Jan
Feb
Mar
Apr
May
Jun

Our capital intensive restructuring of operations are substantially complete;
Our efforts will increasingly focus on the "Grow" portion of our "Fix & Grow" plan!

2013-14 Shifting Our Focus




3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
PROCESS IMPROVEMENTS
ERP Implementation
Wheels
Gunite / ADC
Coating Systems
Select Foundry Upgrades
GROW
New Technology Introductions
Aluminum Wheel Capacity Utilization
Gunite Market Share
Global Wheel Expansion
Opportunistic Timing

Our efforts will increasingly focus on the "Grow" portion of our "Fix & Grow" plan!

2nd Quarter Results

Summary Income Statement

QTD Period Ending June 30th ***$ Millions***	**2012 Actual**	**2013 Actual**
Net Sales	$268.8	$211.3
YOY Growth	*11.1%*	*(21.4%)*
Operating Income (Loss)	9.6	5.7
Percent to Sales	*3.6%*	*2.7%*
Incremental Operating Margin	*4.2%*	*6.8%*
Net Income (Loss)	$(0.8)	$(5.4)
EPS Basic	*(0.02)*	*(0.11)*
EPS Fully Diluted	*(0.02)*	*(0.11)*
Adjusted EBITDA	$25.3	$17.9
Percent to Sales	*9.4%*	*8.5%*
Incremental EBITDA Margin	*10.2%*	*12.9%*

Summary Income Statement

YTD Period Ending June 30th *$ Millions*	**2012 Actual**	**2013 Actual**
Net Sales	$538.3	$403.8
YOY Growth	*18.9%*	*(25.0%)*
Operating Income (Loss)	16.8	(0.3)
Percent to Sales	*3.1%*	*(0.1%)*
Incremental Operating Margin	*8.1%*	*12.7%*
Net Income (Loss)	$(3.8)	$(21.3)
EPS Basic	*(0.08)*	*(0.45)*
EPS Fully Diluted	*(0.08)*	*(0.45)*
Adjusted EBITDA	$47.0	$25.3
Percent to Sales	*8.7%*	*6.3%*
Incremental EBITDA Margin	*8.7%*	*16.1%*

Consolidated Results



Q2 Consolidated Revenue [(1)]



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$248.2
$268.8
$211.3
2011
2012
2013

Q2 Consolidated Adjusted EBITDA [(1)]



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$22.6
$25.3
$17.9
2011
2012
2013

Consolidated Revenue Breakout

(2012 Full Year)

Business Segment



International (Can & Mex) 15%
US 85%
Imperial 14%
Wheels 45%
Brillion 17%
Gunite 24%

Customer



Paccar 19%
Navistar 13%
Daimler 12%
Volvo/ Mack 8%
Other 48%

Market Segment



Military 3%
Other 17%
Trailer 7%
Class 5-8 44%
A/M 29%

(1) From continuing operations

Wheels & Gunite Segments




Q2 Wheels Revenue
$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$102.9
$112.9
$99.5
2011
2012
2013


Q2 Wheels Adjusted EBITDA (1)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.5
$25.8
$20.7
2011
2012
2013


Q2 Gunite Revenue
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$67.1
$67.3
$51.2
2011
2012
2013


Q2 Gunite Adjusted EBITDA (1)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$5.7
$1.1
$4.6
2011
2012
2013

(1) Adjusted EBITDA before corporate allocations

Brillion & Imperial Segments



Q2 Brillion Revenue


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$38.2
$49.3
$29.3
2011
2012
2013

Q2 Brillion Adjusted EBITDA [1]


$10.0
$8.0
$6.0
$4.0
$2.0
$-
$1.9
$8.8
$3.3
2011
2012
2013

Q2 Imperial Revenue


$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$33.7
$39.3
$31.4
2011
2012
2013

Q2 Imperial Adjusted EBITDA [1]


$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$2.1
2011
2012
2013

(1) Adjusted EBITDA before corporate allocations

Trade Working Capital



Q2 2012 Working Capital Breakout
$83.6
$106.4
$82.3
Trade A/R $
Net Inventory $
Trade A/P $



Q2 2013 Working Capital Breakout
$72.2
$82.7
$58.5
Trade A/R $
Net Inventory $
Trade A/P $



Historical Working Capital Requirements
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213
Trade W/C
Trade W/C % to Sales

Free Cash Flow

QTD Period Ending June 30th *$ Millions*	*2012 Actual*	*2013 Actual*
Adjusted EBITDA	$25.3	$17.9
Cash Interest Paid	(0.5)	(0.7)
Cash Taxes Paid	(0.7)	(1.0)
Excess Pension Contributions	(2.5)	(2.0)
Change in Trade W/C	(1.0)	(0.1)
Transaction Fees	(0.8)	(0.2)
Other	(5.7)	(6.4)
Cash from Operations	$14.2	$7.5
Capital Expenditures	(15.2)	(6.1)
Free Cash Flow	$(1.0)	$1.4

Net Debt & Liquidity

$ Millions	***Q32012 Actual***	***Q42012 Actual***	***Q12013 Actual***	***Q22013 Actual***
Senior Secured Notes	$303.9	$304.1	$304.4	$304.7
ABL Facility	20.0	20.0	45.0	45.0
Gross Debt	$323.9	$324.1	$349.4	$349.7
Less Cash	20.3	26.8	31.5	32.9
Net Debt	$303.6	$297.4	$317.9	$316.8
Debt to LTM Adjusted EBITDA	*3.7*	*4.7*	*6.5*	*7.7*
Available Liquidity	$79.7	$64.0	$64.5	$74.1

Recent Liquidity Improvement Actions:

✓ • Leases finalized – improves liquidity by $10.1 million

✓ • ABL renewed – improves liquidity by $10.0 million

Additional Liquidity Improvement Opportunities:

- Minimizing and deferring CAPEX until industry strengthens
- Continued focus on working capital reduction ($10 million target)

2013 Outlook

Full Year Guidance

Class 8	230K	to	250K
Class 5-7	180K	to	190K
Trailer	220K	to	240K
Net Sales [1]	$775	to	$800
Adjusted EBITDA	$60	to	$65
CAPEX		$40	
Depreciation & Amortization		$47	
Cash Interest Expense		$33	
Cash Pension Funding		$10	
Free Cash Flow	($10)	to	($5)

Summary

- "FIX" portion of our plan is substantially complete:
  - Heavy duty Steel wheel capacity consolidated to USA and Mexico
  - Aluminum wheel capacity and footprint expanded
  - Gunite consolidation and new process capability substantially complete
  - Brillion returned to profitability
  - Imperial consolidation and press repairs complete
- Continued focus on enhancing liquidity:
  - Tight working capital management – good results to date!
  - Renewed ABL with improved terms
- 1Q13 was the cycle trough, strong long-term industry trends:
  - North American recovery expected in 2H13
  - Continued growth in global commercial vehicle industry
- Begin to focus on the "GROW" portion of our plan:
  - NA Wheels: AL wheel growth at Fleets and major OEMs
  - Gunite: Focus on Aftermarket and Fleets; develop new product offerings
  - Targeted expansion of core wheel business

Complete footprint consolidation, enhance liquidity, grow the business

Questions

Appendix

Segment Revenue

Net Sales:	Q2			YTD		
$ Millions	**2012**	**2013**	*YOY Growth*	**2012**	**2013**	*YOY Growth*
Wheels	$112.9	$99.5	*(11.9%)*	$229.8	$192.6	*(16.2%)*
Gunite	67.3	51.2	*(23.9%)*	135.8	90.6	*(33.3%)*
Brillion Iron Works	49.3	29.3	*(40.7%)*	93.1	59.7	*(35.9%)*
Imperial Group	39.3	31.4	*(20.2%)*	79.5	60.9	*(23.5%)*
Corporate / Other	-	-	--	-	-	--
Consolidated Total	268.8	211.3	*(21.4%)*	538.3	403.8	*(25.0%)*

Segment Operating Income

Operating Income:	Q2			YTD		
$ Millions	**2012**	**2013**	*Operating Leverage**	**2012**	**2013**	*Operating Leverage**
Wheels	$16.1	$11.8	*32.5%*	$34.5	$17.5	*45.9%*
Gunite	(1.9)	3.3	*(32.3%)*	(4.0)	1.5	*(12.4%)*
Brillion Iron Works	7.6	1.9	*28.6%*	10.8	2.4	*24.9%*
Imperial Group	(0.3)	(0.3)	*(0.2%)*	(0.8)	(1.5)	*3.6%*
Corporate / Other	(11.9)	(10.9)	--	(23.6)	(20.3)	--
Consolidated Total	9.6	5.7	*6.8%*	16.8	(0.3)	*12.7%*

** Operating Leverage refers to the YOY change in Operating Income relative to the YOY change in Net Sales*

Segment Adjusted EBITDA

Adjusted EBITDA:	**Q2**			**YTD**		
$ Millions	***2012***	***2013***	***Operating Leverage****	***2012***	***2013***	***Operating Leverage****
Wheels	$25.8	$20.7	*38.1%*	$54.1	$36.7	*46.8%*
Gunite	1.1	4.6	*(22.0%)*	1.6	4.0	*(5.4%)*
Brillion Iron Works	8.8	3.3	*27.5%*	13.2	5.0	*24.6%*
Imperial Group	(0.0)	0.1	*(2.0%)*	(0.3)	(0.7)	*2.1%*
Corporate / Other	(10.3)	(10.8)	--	(21.7)	(19.7)	--
Consolidated Total	25.3	17.9	*12.9%*	47.0	25.3	*16.1%*

** Operating Leverage refers to the YOY change in EBITDA relative to the YOY change in Net Sales*

Sales & Adjusted EBITDA


$ Millions
Adjusted EBITDA to Sales
Sales
Adjusted EBITDA % To Sales
400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213

Net Income to EBITDA Reconciliation

QTD Period Ending June 30th ***$ Millions***	***2012 Actual***	***2013 Actual***
Net Income	$(0.8)	$(5.4)
Income Tax Provision (Benefit)	1.3	1.5
Net Interest Expense (Income)	8.7	9.2
Depreciation	10.1	8.7
Amortization	2.7	2.3
EBITDA	$21.9	$16.2
Restructuring, Severance, Other	2.0	0.6
Other Items	1.4	1.1
Adjusted EBITDA	$25.3	$17.9

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital



As of June 30th

$ Millions	***2012 Actual***	***2013 Actual***
Accounts Receivable	$106.4	$82.7
Days Sales Outstanding	*36.2*	*35.3*
Inventory	82.3	58.5
Days Inventory Outstanding	*30.4*	*27.1*
Accounts Payable	83.6	72.2
Days Payables Outstanding	*31.8*	*33.5*
Net Trade W/C	$105.1	$69.0
Cash Conversion Cycle Days	*34.9*	*28.8*
Percent to Annualized Sales	*9.8%*	*8.2%*
Incremental WC	*(18.4%)*	*62.7%*
Change from Prior Quarter	$(1.0)	$(0.1)
Source (Use) of Cash		

Customer Receivables - Net


$ Millions
Days
Trade A/R $
DSO
200
180
160
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213

Inventories - Net


$ Millions
Days
Net Inventory $
DIO
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213

Accounts Payable



$ Millions
Days
140
120
100
80
60
40
20
-
45
40
35
30
25
20
15
10
5
-
Trade A/P $
DPO
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213